UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 1, 2013

FOSTER WHEELER AG

(Exact Name of Registrant as Specified in Its Charter)

Switzerland

(State or Other Jurisdiction of Incorporation)

001-31305	98-0607469
(Commission File Number)	(IRS Employer Identification No.)

Shinfield Park, Reading Berkshire, RG2 9FW, United Kingdom	RG2 9FW
(Address of Principal Executive Offices)	(Zip Code)

44-118-913-1234

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

On March 1, 2013, Foster Wheeler AG (the “Company”) issued a press release containing information about the Company's results of operations for the period ended December 31, 2012 (the “Publicly Issued Earnings Release”) and subsequently furnished a current report on Form 8-K filed (the “Original 8-K”) with the Securities and Exchange Commission with a press release attached thereto as Exhibit 99.1 (the “Originally Filed Release”). The Company is furnishing this Amendment No. 1 (the “Amendment”) to the Original 8-K to replace the Originally Filed Release with the Publicly Issued Earnings Release, which is attached hereto as Exhibit 99.1.

Except as described above, no other amendments have been made to the Original 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit(s)

	99.1	Press release, dated March 1, 2013.

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER AG

DATE: March 1, 2013	By:	/s/ Lisa Wood Name: Lisa Wood Title: Vice President and Controller

3

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated March 1, 2013.

4